SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2003

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	2-88511 (SEC File No.)	23-2908963 (IRS Employer Identification Number)

County National Bank

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements: None

(b) Exhibits:

99	Press Release Announcing: Second Quarter Dividend for 2003

Item 12. Press Releases

On May 13, 2003, CNB Financial Corporation announced the declaration of a 28 cents per share quarterly dividend payable on June 16, 2003 to shareholders of record on June 6, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB FINANCIAL CORPORATION

Date: May 13, 2003	By:	/s/ JOSEPH B. BOWER, JR.
Joseph B. Bower, Jr. Treasurer